February 2, 2026          Exhibit 99.1

Park National Bank announces completion of First Citizens National Bank merger

NEWARK, OH and DYERSBURG, TN ‒ Park National Corporation (“Park”) (NYSE AMERICAN: PRK) announced that on February 1, 2026, it successfully completed its previously announced merger transaction with First Citizens Bancshares, Inc. (“First Citizens”) (OTCEM: FIZN) through an all-stock transaction. The merger combines two strong community-focused bank subsidiaries – Park National Bank and First Citizens National Bank – and extends Park’s presence into the state of Tennessee.

“We are excited to begin this next chapter together,” said Matthew R. Miller, CEO and President of Park National Corporation. “With the merger now complete, our combined team is well positioned to serve more people in meaningful ways. We have long viewed Tennessee as a compelling market, and this expansion aligns perfectly with our growth strategy.”

Based on the financial results as of December 31, 2025, the combined company now has pro forma total assets of $12.6 billion, deposits of $10.5 billion and loans of $9.6 billion. Park now has more than 100 branches in Ohio, Kentucky, North Carolina, South Carolina and Tennessee.

“We are thrilled to officially welcome the exceptional bankers of First Citizens to Park,” said David L. Trautman, Chairman of Park National Corporation. “Their commitment to service aligns closely with ours. We look forward to growing together as we help more customers and communities flourish.”

Also effective February 1, Jeffrey D. Agee joined Park’s Board of Directors and the Board of Directors of Park National Bank. On January 26, 2026, upon the unanimous recommendation of its Nominating and Corporate Governance Committee, the Board of Directors of Park (“the Board”) appointed Jeffrey D. Agee to the Board contingent upon the closing of the merger. Mr. Agee was the CEO and Chairman of First Citizens at the time of the merger and will continue to lead the new Tennessee Region of Park.

“This partnership represents a powerful opportunity for our teammates, customers and communities,” said Jeff Agee, leader of Park’s new Tennessee Region and newly appointed Park director. “Now that we are officially part of Park, we will strive to build on our shared cultural foundation to deliver even greater value and service in the years ahead.”

As part of the transaction, First Citizens National Bank has merged into Park National Bank and will do business as a division of Park National Bank until conversion activities are complete later this year. First Citizens customers do not need to take any action at this time and should continue to bank as they do today. Customers will receive detailed information about any changes to their accounts in the coming months. Park National Bank customers will not be impacted by the merger.

“Park National and First Citizens bankers have worked steadily over the past several months to identify all the possibilities our combined organization will enjoy,” said Park CEO and President Matthew R. Miller. “We are excited about the opportunities that lie ahead as we work together to deliver extraordinary service and community banking to our current and new clients.”

Park National Corporation 50 N. Third Street, Newark, Ohio 43055 parknationalcorp.com

Piper Sandler & Co. served as lead financial advisor to Park National Corporation and Squire Patton Boggs (US) LLP served as legal advisor to Park National Corporation. Hovde Group, LLC also served as financial advisor to Park National Corporation.

Olsen Palmer LLC served as financial advisor and Husch Blackwell LLP served as legal advisor to First Citizens Bancshares, Inc.

About Park National Corporation
Headquartered in Newark, Ohio, Park National Corporation has $9.8 billion in total assets (as of December 31, 2025). Park's banking operations are conducted through its subsidiary, The Park National Bank. Other Park subsidiaries are Scope Leasing, Inc. (d.b.a. Scope Aircraft Finance), Park Investments, Inc. and SE Property Holdings, LLC.

About First Citizens Bancshares
Headquartered in Dyersburg, Tennessee, First Citizens Bancshares, Inc. has $2.7 billion in total assets (as of December 31, 2025) and is the holding company of First Citizens National Bank.

Park National Bank media contact: Michelle Hamilton, 740-340-6014, media@parknationalbank.com

First Citizens National Bank media contact: Sandy Tarkington, 731-287-4278, starkington@firstcnb.com

Investor contact: Brady Burt, 740-322-6844, investor@parknationalbank.com

Forward-Looking Statement
Certain statements in this current report constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties. Examples of forward-looking statements include, but are not limited to, statements regarding the outlook and expectations of Park with respect to the strategic and financial benefits of the merger with First Citizens, including the expected impact of the merger on Park’s future financial performance (including anticipated accretion to earnings per share, the tangible book value earn-back period and other operating and return metrics), and the ability to successfully integrate the combined businesses. Such statements are often characterized by the use of qualified words (and their derivatives) such as “may,” “will,” “anticipate,” “could,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “project” and “intend,” as well as words of similar meaning or other statements concerning opinions or judgment of Park or its management about future events. Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward-looking statements.
Such risks and uncertainties include, among others: potential adverse reactions or changes to business or employee relationships due to the completion of the merger; the diversion of management time on integration-related issues; the ultimate timing, outcome and results of integrating the operations of First Citizens into those of Park; the effects of the merger on Park’s future financial condition, and results of operations, strategy and plans. These factors are not necessarily all of the factors that could cause Park’s actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm Park’s results.

Such risks and uncertainties include, among others: potential adverse reactions or changes to business or employee relationships due to the completion of the merger; the diversion of management time on integration-related issues; the ultimate timing, outcome and results of integrating the operations of First Citizens into those of Park; the effects of the merger on Park’s future financial condition, and results of operations, strategy and plans. These factors are not necessarily all of the factors that could cause Park’s actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm Park’s results.

Although Park believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results of Park will not differ materially from any projected future results expressed or implied by such forward-looking statements. Additional factors that could cause results to differ materially from those described above can be found in each of Park’s most recent annual report on Form 10-K for the fiscal year ended December 31, 2024, quarterly reports on Form 10-Q, and other documents subsequently filed by Park with the Securities Exchange Commission (“SEC”). The actual results anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on Park and its businesses or operations. Investors are cautioned not to rely too heavily on any such forward-looking statements. Park urges you to consider all of these risks, uncertainties and other factors carefully in evaluating all such forward-looking statements made by Park. Forward-looking statements speak only as of the date they are made, and Park undertakes no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law.

Park National Corporation 50 N. Third Street, Newark, Ohio 43055 parknationalcorp.com